UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 13, 2006

SWS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-19483	75-2040825
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone

number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.

As disclosed in the June 30, 2006 annual report on Form 10-K, SWS Group, Inc. (“SWS”) re-evaluated its segment reporting based on changes in the way the business is managed. SWS is providing the following quarterly segment disclosure for fiscal 2006 to aid investors in understanding historical financial information. For a complete discussion of SWS’ segment reporting, refer to our Annual Report on Form 10-K filed on September 13, 2006.

The following table is additional information regarding our segmentation for the four fiscal quarters of 2006:

UNAUDITED QUARTERLY FINANCIAL INFORMATION

(in thousands)	Clearing	Retail Brokerage	Institutional Brokerage	Banking	Other	Consolidated SWS Group, Inc.
June 30, 2006
Operating revenue	$6,266	$15,988	$14,963	$703	$(172)	$37,748
Net intersegment revenues	(239)	249	121	1,158	(1,289)	—
Net interest revenue	3,410	1,809	4,513	11,380	1,382	22,494
Net revenues	9,676	17,797	19,476	12,083	1,210	60,242
Operating expenses	5,285	14,886	14,493	6,032	11,356	52,052
Depreciation and amortization	22	140	128	191	734	1,215
Income (loss) from continuing operations before taxes	4,391	2,911	4,983	6,051	(10,146)	8,190
Income from discontinued operations	—	—	—	11	—	11

March 31, 2006
Operating revenue	$6,029	$15,896	$12,502	$558	$7,404	$42,389
Net intersegment revenues	(259)	268	89	1,124	(1,222)	—
Net interest revenue	3,260	1,739	4,969	10,381	522	20,871
Net revenues	9,289	17,635	17,471	10,939	7,926	63,260
Operating expenses	5,294	15,257	13,591	6,682	9,464	50,288
Depreciation and amortization	24	125	130	192	854	1,325
Income (loss) from continuing operations before taxes	3,995	2,378	3,880	4,257	(1,538)	12,972
Income from discontinued operations	—	—	—	11,574	—	11,574

(in thousands)	Clearing	Retail Brokerage	Institutional Brokerage	Banking	Other	Consolidated SWS Group, Inc.
December 30, 2005
Operating revenue	$5,689	$16,043	$19,983	$653	$3,768	$46,136
Net intersegment revenues	(244)	244	127	1,102	(1,229)	—
Net interest revenue	3,232	1,612	3,168	10,314	815	19,141
Net revenues	8,921	17,655	23,151	10,967	4,583	65,277
Operating expenses	5,256	15,466	16,415	5,709	9,927	52,773
Depreciation and amortization	24	166	131	205	854	1,380
Income (loss) from continuing operations before taxes	3,665	2,189	6,736	5,258	(5,344)	12,504
Income from discontinued operations	—	—	—	640	—	640

September 30, 2005
Operating revenue	$6,049	$15,233	$19,755	$759	$2,883	$44,679
Net intersegment revenues	(248)	270	182	1,019	(1,223)	—
Net interest revenue	3,553	1,525	4,015	10,000	393	19,486
Net revenues	9,602	16,758	23,770	10,759	3,276	64,165
Operating expenses	5,191	14,629	16,897	6,054	11,039	53,810
Depreciation and amortization	25	158	134	197	903	1,417
Income (loss) from continuing operations before taxes	4,411	2,129	6,873	4,705	(7,763)	10,355
Income from discontinued operations	—	—	—	471	—	471

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: October 13, 2006	By:	/s/ Kenneth R. Hanks
Kenneth R. Hanks Executive Vice President, Chief Financial Officer and Treasurer

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